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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                 October 1, 2003


                         General Growth Properties, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                         1-11656                       42-1283895
    --------                         -------                       ----------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction of                    File Number)                  Identification
 incorporation)                                                      Number)


                  110 N. Wacker Drive, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)


                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER INFORMATION

On October 1, 2003, General Growth Properties, Inc. issued a press release announcing the calling of a special meeting of stockholders for the purpose of approving an increase in the number of authorized shares of common stock, changing the par value of the common stock to one cent per share and approving a three-for-one stock split. In addition, the quarterly dividend for the third quarter 2003 was announced, in the amount of $.90 per share. A copy of the press release is attached as Exhibit 99 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a), (b)  Not applicable.

(c)  Exhibits

Exhibit Index attached and incorporated by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GENERAL GROWTH PROPERTIES, INC.


                                                 By: /s/  Bernard Freibaum
                                                    ----------------------------
                                                    Bernard Freibaum
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  October 1, 2003


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      NAME

  99        Press Release dated October 1, 2003.